EXHIBIT 10.9
                                SURETY AGREEMENT

To:      Commerce Bank, N.A.                                     March 20, 2002
         1701 Route 70 East
         Cherry Hill, NJ 08034

     To induce you to establish and/or continue financing arrangements with and consider making or continuing certain loans and extending or continuing to extend credit from time to time to BLONDER TONGUE LABORATORIES, INC., a Delaware corporation, (the "Borrower"), the Undersigned, intending to be legally bound, hereby guarantees and becomes surety for the unconditional and prompt payment and performance to you of all of the Obligations (as defined in the Loan Agreement, as defined below) of Borrower to you. The Undersigned shall also pay or reimburse you on demand for all reasonable costs and expenses, including without limitation, reasonable attorneys' fees and costs, incurred by you at any time to enforce, protect, preserve, or defend your rights hereunder and with respect to any property securing this Surety Agreement. All payments hereunder shall be made in lawful money of the United States, in immediately available funds. Unless otherwise defined herein, all capitalized terms shall have the respective meanings given to such terms in that certain Loan and Security Agreement, of even date herewith, by and between Borrower and you (as it may be supplemented, restated, superseded, amended or replaced from time to time, the "Loan Agreement").

     The Undersigned further undertakes and agrees as follows:

     1. The Undersigned represents and warrants that:

          (a) The Undersigned's execution and performance of this Surety Agreement shall not (i) violate or result in a default or breach (immediately or with the passage of time) under any material contract, agreement or instrument to which the Undersigned is a party or by which the Undersigned is bound, (ii) violate or result in a default or breach under any applicable order, decree, award, injunction, judgment, law, regulation or rule, (iii) cause or result in the imposition or creation of any lien upon any property of the Undersigned, other than liens in favor of you, or (iv) violate the Undersigned's Certificate of Incorporation, By-Laws or any other organizational document of the Undersigned.

          (b) The Undersigned has full corporate power and authority to enter into and perform under this Surety Agreement and to incur the obligations provided for herein. The execution, delivery and performance of this Surety Agreement has been authorized by all proper and necessary corporate actions of the Undersigned.

          (c) No consent, license or approval of, or filing or registration with, any Governmental Authority is necessary for the execution and performance hereof by the Undersigned, except (a) such as have been duly obtained or made prior to the date hereof and (b) such that the failure to obtain or make would not have a material adverse effect on the Undersigned's financial condition.

          (d) This Surety Agreement constitutes the valid and binding obligation of the Undersigned enforceable in accordance with its terms except as
enforceability   may  be   limited   by
applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and general equitable principles.

          (e) This Surety Agreement promotes and furthers the business and interests of the Undersigned, and the incurrence of the Obligations by Borrower and creation of the obligations hereunder will result in financial benefit to the Undersigned.

     2. The Undersigned hereby waives all notices with respect to this Surety Agreement, including without limitation, notices of (a) acceptance of this Surety Agreement, (b) the existence or incurring from time to time of any Obligations guaranteed hereunder, (c) the existence of any Event of Default, the making of demand, or the taking of any action by you, under the Loan Agreement, and (d) demand and default hereunder.

     3. The Undersigned hereby consents and agrees that you may at any time or from time to time in your discretion (a) extend or change the time of payment, and/or the manner, place or terms of payment of any or all Obligations, (b) amend, supplement or replace the Loan Agreement or any related agreements, (c) renew, extend, modify, increase (without limit of any kind and whether related or unrelated) or decrease loans and extensions of credit to Borrower, (d) modify the terms and conditions under which loans and extensions of credit may be made to Borrower, (e) settle, compromise or grant releases for liabilities of Borrower and/or any other person or persons liable with Undersigned for any Obligations, (f) exchange, release, surrender, sell, subordinate, or compromise any collateral of any party now or hereafter securing any of the Obligations, and (g) apply any and all payments received by you at any time against the Obligations in any order as you may determine; all of the foregoing in such manner and upon such terms as you may see fit and without notice to or further consent from the Undersigned, who hereby agrees to be and shall remain bound under this Surety Agreement notwithstanding any such action(s) on your part.

     4. The liability of the Undersigned hereunder is absolute and unconditional and shall not be reduced, impaired or affected in any way by reason of (a) any failure to obtain, retain or preserve, or the lack of prior enforcement of, any rights against any person or persons (including, without limitation, Borrower, the Undersigned, or any other obligor) or in any property, (b) the invalidity or unenforceability of any Obligations or rights in any Collateral, (c) any delay in making demand upon Borrower (or any other obligor), or any delay in enforcing, or any failure to enforce, any rights against Borrower, any other obligor or in any Collateral even if such rights are thereby lost, (d) any failure, neglect or omission on your part to obtain or perfect any lien upon, protect, exercise rights against, or realize on, any property of Borrower, the Undersigned or any other party securing the Obligations, (e) the existence or nonexistence of any defenses which may be available to Borrower with respect to the Obligations (other than the defense of payment), (f) any failure to proceed against Borrower or any Collateral in a commercially reasonable manner, or (g) the commencement of any bankruptcy, reorganization, liquidation, dissolution or receivership proceeding or case filed by or against Borrower.

     5. If any or all payments made from time to time to you with respect to any Obligation hereby guaranteed are recovered from, or repaid by, you in whole or in part in any bankruptcy, reorganization, insolvency or similar proceeding instituted by or against Borrower, this Surety Agreement shall continue to be fully applicable to such Obligation to the same extent as if the recovered or repaid payment(s) had never been originally made on such Obligation.

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     6. All rights and  remedies  hereunder  and under the Loan  Agreement,  and related agreements, are cumulative and not alternative, and you may proceed in any order from time to time against Borrower, the Undersigned and/or any other obligor of Borrower's Obligations and their respective assets.

     7. Any and all rights of any nature of the Undersigned to subrogation, reimbursement or indemnity and any right of the Undersigned to recourse to any assets or property of Borrower for any reason shall be unconditionally subordinated to all of your rights under the Loan Agreement and the Undersigned shall not at any time exercise any of such rights unless and until all of the Obligations have been indefeasibly paid and satisfied in full.

     8. Your books and records of any and all of Borrower's Obligations, absent manifest error, shall be prima facie evidence against the Undersigned of the indebtedness due you or to become due to you hereunder.

     9. This Surety Agreement shall constitute a continuing surety obligation and you may continue to act in reliance hereon until all of the Obligations have been indefeasibly paid and satisfied in full. You shall not have any obligation to proceed against, or exhaust any or all of your rights against, Borrower prior to proceeding against the Undersigned hereunder.

     10. The Undersigned agrees that you shall have a right of setoff against any and all property of the Undersigned now or at any time in your possession, including without limitation deposit accounts, and the proceeds thereof, as security for the obligations of the Undersigned hereunder.

     11. If an Event of Default occurs and is continuing under the Loan Agreement, then all of the Undersigned's Obligations to you hereunder shall, at your option, become immediately due and payable and you may at any time and from time to time take any and/or all actions and enforce all rights and remedies available hereunder or under applicable law to collect the Undersigned's liabilities hereunder.

     12. Failure or delay in exercising any right or remedy against the Undersigned hereunder shall not be deemed a waiver thereof or preclude the exercise of any other right or remedy hereunder. No waiver of any breach of or provision of this Surety Agreement shall be construed as a waiver of any subsequent breach or of any other provision. The invalidity or unenforceability of any provision hereof shall not affect the remaining provisions which shall remain in full force and effect.

     13. This Surety Agreement shall (a) be legally binding upon the Undersigned and the Undersigned's successors and assigns, provided that the Undersigned's obligations hereunder may not be delegated or assigned without your prior written consent and (b) benefit any and all of your successors and assigns.

     14. This Surety Agreement embodies the whole agreement and understanding of the parties hereto relative to the subject matter hereof. No modification of any provision hereof shall be enforceable unless approved by you in writing.

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     15. This Surety  Agreement shall in all respects be interpreted,  construed and governed in accordance with the substantive laws of the jurisdiction set forth in Section 9.1 of the Loan Agreement. The Undersigned irrevocably (i) submits to jurisdiction of the state and federal courts of the jurisdiction as set forth in Section 9.18 of the Loan Agreement for the purposes of any litigation or proceeding hereunder or concerning the terms hereof and (ii) WAIVES ANY AND ALL RIGHTS THE UNDERSIGNED MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION, PROCEEDING OR COUNTERCLAIM ARISING WITH RESPECT TO RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO OR UNDER THE LOAN DOCUMENTS OR WITH
RESPECT  TO  ANY  CLAIMS  ARISING  OUT  OF  ANY  DISCUSSIONS,   NEGOTIATIONS  OR
COMMUNICATIONS   INVOLVING  OR  RELATED  TO  ANY  PROPOSED  RENEWAL   EXTENSION,
AMENDMENT, MODIFICATION, RESTRUCTURE, FORBEARANCE, WORKOUT, OR ENFORCEMENT OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS.

     16. (a) In any action or proceeding brought by you to enforce the terms hereof, the Undersigned waives personal service of the summons, complaint, and any motion or other process, and agrees that notice thereof may be served by registered or certified mail, return receipt requested or by nationally recognized overnight courier at the address of the Undersigned set forth on the signature page hereof. Such service shall be deemed made on the date of delivery at such address.

          (b) Any and all notices which may be given to the Undersigned by you hereunder shall be sent to the Undersigned at the address of the Undersigned set forth on the signature page hereof and shall be deemed given to and received (on the date delivered) by the Undersigned if personally delivered or if sent by facsimile transmission or if sent in the manner provided for service of process in paragraph 16(a) above.

     17. So long as the Obligations are outstanding, the Undersigned shall not sell, transfer, convey or dispose of any assets outside of the ordinary course of business to any entity other than Borrower or any other Surety.

     IN WITNESS WHEREOF, the undersigned parties have executed this Surety Agreement the day and year first above written.



                                 BLONDER TONGUE INVESTMENT COMPANY


                                 By: /s/ James A. Luksch
                                    -------------------------------------
                                    James A. Luksch, President and CEO


                                 Address: c/o Blonder Tongue Laboratories, Inc. One Jake Brown Road
                                           Old Bridge, NJ  08857
                                           Attn:  President

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